UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2011

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-14174 (Commission File No.)	58-2210952 (I.R.S Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
 (Address and zip code of principal executive offices)

404-584-4000
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Continuity Agreements

On December 1, 2011, AGL Resources Inc. (the “Company”) entered into an individual change in control agreement with certain officers of the Company, including each of the named executive officers – John W. Somerhalder II, Andrew W. Evans, Henry P. Linginfelter, Paul R. Shlanta and Peter I. Tumminello.  Each such agreement (which is effective as of December 1, 2011 and replaces a similar agreement that expired November 30, 2011) provides that the officer will be entitled to receive the following upon a “qualifying termination” (as described below) that occurs in connection with, or within two years following, a change in control event:

•	a severance benefit equal to two times the sum of his base salary plus the average annual incentive compensation for the three years prior to the year of the qualifying termination ;

•	a prorated annual incentive compensation payment for the year of the qualifying termination, based on the number of days the officer was employed by the Company during that year;

•	a two-year continuation of medical, dental and life insurance benefits;

•	potential vesting of all long-term incentive awards under certain circumstances; and

•	outplacement assistance for up to one year; provided that the cost to the Company for such outplacement benefits cannot exceed 25% of the officer’s base salary.

A qualifying termination occurs if the officer’s employment is involuntarily terminated by the Company without “cause” or voluntarily terminated by the officer for “good reason” (as defined in the agreement), provided that such termination occurs on or before the second anniversary of the date of the consummation of the change in control. The officer may also receive reimbursement of legal fees in connection with the enforcement of his rights under the continuity agreement. These agreements do not provide for a “gross-up” payment related to potential excise taxes if payments under the agreement are deemed “excess parachute payments” under the Internal Revenue Code.

The continuity agreement for each officer is substantially identical.  A copy of the form of continuity agreement is attached to this report as exhibit 10.1.  The foregoing description is qualified in its entirety by reference to such form agreement, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description

10.1
Form of Continuity Agreement, entered into as of December 1, 2011, by and between AGL Resources Inc. and certain officers, including John W. Somerhalder II, Andrew W. Evans, Henry P. Linginfelter, Paul R. Shlanta, and Peter I. Tumminello.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date:  December 7, 2011

By:  /s/Paul R. Shlanta
Paul R. Shlanta
Executive Vice President, General Counsel and
Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.                                Description

10.1
Form of Continuity Agreement, entered into as of December 1, 2011, by and between AGL Resources Inc. and certain officers, including John W. Somerhalder II, Andrew W. Evans, Henry P. Linginfelter, Paul R. Shlanta, and Peter I. Tumminello.